 UNITED STATES

 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 22, 2005

EDGETECH SERVICES INC.

(Formerly Secure Enterprise Solutions. Inc.)

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(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA                     000-27397                          98-0204280

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(STATE OF              (COMMISSION FILE           (IRS EMPLOYER

INCORPORATION)                NUMBER)             IDENTIFICATION NO.)

18 Wynford Drive, Suite 704

Toronto, ON Canada M3C 3S3

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(416) 441-4046

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(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Form 8-K for EDGETECH SERVICES INC

6-Jun-2005

Change in Accountant, Other Events, Change in Directors or Principal Office

Item 4 Changes in Registrant's Certifying Accountant

Item 5 Other Events

Item 6 Resignations of Registrant's Directors

Mr.Tae Ho Kim, has resigned as Director of the Registrant on July 9, 2005. There were no disagreements between this director and the Registrant.

Item 7 Financial Statement and Exhibits

Item 8 Supplementary Information